METROPOLITAN SERIES FUND, INC.

Class A

Class B

Class E

BLACKROCK MONEY MARKET PORTFOLIO

(Formerly, State Street Research Money Market Portfolio)

PROSPECTUS MAY 1, 2004,

as revised January 31, 2005

Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-three separate investment portfolios (the “Portfolios”), which offers Class A, Class B and Class E shares. One of these Portfolios, the BlackRock Money Market Portfolio, is offered through this prospectus. MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the “Separate Accounts”) established by Metropolitan Life Insurance Company (“Metropolitan Life”), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BlackRock Money Market Portfolio

Investment Objective

The investment objective of the BlackRock Money Market Portfolio (“Money Market Portfolio” or the “Portfolio”) is a high level of current income consistent with preservation of capital. This investment objective may be changed without shareholder approval. There is no assurance that the Portfolio will achieve its investment objective.

Principal Investment Strategies

BlackRock Advisors, Inc. (“BlackRock”), subadviser to the Portfolio, invests the Portfolio’s assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. Government Securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor’s, Moody’s, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government Securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by BlackRock to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker’s acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

BlackRock Money Market Portfolio

•	Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for money market instruments that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

BlackRock Money Market Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research, but not of BlackRock.

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.18% for the third quarter of 2003. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	0.80%	3.44%	4.25%
Class B*	0.55%	3.19%	4.00%
Class E**	0.65%	3.29%	4.10%
91-Day Treasury Bill Rate	1.05%	3.32%	4.13%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
**	Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

BlackRock Money Market Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses	0.40%	0.65%	0.55%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$41	$128	$224	$505
Class B	$66	$208	$362	$810
Class E	$56	$176	$307	$689

BlackRock Money Market Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

BlackRock Money Market Portfolio

higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Portfolio Turnover

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Securities Lending

The Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes the Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

Statement of Additional Information

The Money Market Portfolio may invest in securities and engage in certain investment practices not discussed in this prospectus. For more information about these securities, strategies and related risks, please see the Fund’s Statement of Additional Information (the “SAI”). Please call the toll-free number listed on the back cover of the prospectus to receive a free copy of the SAI.

Portfolio Management

BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which had approximately $342 billion of assets under management as of December 31, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio’s average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an investment advisory fee of 0.35% of the Portfolio’s average daily net assets.

Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser’s fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund’s Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

The Money Market Portfolio’s name and investment objective are very similar to a publicly available mutual fund managed by BlackRock. The Money Market Portfolio is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows, different fees and different sizes.

Regulatory Matters and Litigation

Many of the Fund’s service providers have been the subject of regulatory inquiries and investigations relating to a variety of practices affecting the mutual fund industry, including market timing and late trading. A number of these service providers have been the subject of regulatory and enforcement proceedings relating to these practices, and certain service providers have agreed to pay substantial financial penalties and remedies. In addition to these regulatory proceedings, certain of the Fund’s service providers are also the subject of lawsuits relating to these practices. It is possible that these service providers will be subject to further regulatory proceedings and named as defendants in additional lawsuits. In the future, regulatory actions and lawsuits may be initiated against other service providers of the Fund relating to market-timing and/or late-trading practices. These regulatory proceedings and lawsuits against the Fund’s subadvisers do not involve the Fund or trading in Fund shares. For additional information about these matters, please see the discussion under “Advisory Arrangements” in the SAI.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the subadviser to maintain increased cash reserves, which could harm performance in rising markets.

Market Timing

The Portfolios are not intended for market timers. However, there is no assurance that the Portfolios will not be used for market timing strategies. If a Portfolio is used for market timing, shareholders could suffer adverse effects, including increased transaction costs, interference with the efficient management of the Portfolio and dilution of investment returns. These effects may be greater for Portfolios that invest primarily in foreign securities because of time zone arbitrage. Time zone arbitrage is a market timing strategy that attempts to take advantage of time zone differences between the time closing prices are established on foreign markets and the time a Portfolio’s net asset value is determined. The risks of market timing may also be greater for Portfolios that invest in other types of securities, such as small cap stocks and high yield bonds, which are often thinly traded.

Share Valuation and Pricing

Net Asset Value

The Money Market Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan.

Securities Valuation

The entire investment portfolio of the Money Market Portfolio is valued at amortized cost. If no current market value quotation is readily available for a portfolio security, the Fund’s Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to BlackRock, the subadviser of the Money Market Portfolio.

Dividends and Capital Gain Distributions

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

Taxes

Each Portfolio of the Fund is a separate entity for federal income tax purposes and intends to qualify as a “regulated investment company” under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio’s investment in foreign securities or foreign currencies may increase or accelerate such Portfolio’s recognition of ordinary income and may affect the timing or amount of the Portfolio’s distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio’s investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2003) of the Money Market Portfolio for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2003, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

BlackRock Money Market Portfolio

	Class A
	Year ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	0.80	1.41	3.88	6.05	4.85

Total from investment operations	0.80	1.41	3.88	6.05	4.85

Less Distributions
Distributions from net investment income	(0.80)	(1.41)	(3.88)	(6.05)	(4.85)

Total distributions	(0.80)	(1.41)	(3.88)	(6.05)	(4.85)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.8	1.4	4.0	6.2	5.0
Ratio of operating expenses to average net assets (%)	0.40	0.43	0.42	0.41	0.40
Ratio of net investment income to average net assets (%)	0.78	1.40	3.80	6.04	4.89
Net assets, end of period (000)	$610,419	$332,151	$277,381	$242,346	$307,712

	Class B				Class E
	Year ended December 31,		May 1, 2001(a) through December 31, 2001		April 23, 2003(a) through December 31, 2003
	2003	2002
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00		$100.00

Income From Investment Operations
Net investment income	0.55	1.16	1.95		0.42

Total from investment operations	0.55	1.16	1.95		0.42

Less Distributions
Distributions from net investment income	(0.55)	(1.16)	(1.95)		(0.42)

Total distributions	(0.55)	(1.16)	(1.95)		(0.42)

Net Asset Value, End of Period	$100.00	$100.00	$100.00		$100.00

Total Return (%)	0.6	1.2	2.0	(b)	0.4	(b)
Ratio of operating expenses to average net assets (%)	0.65	0.68	0.67	(c)	0.55	(c)
Ratio of net investment income to average net assets (%)	0.55	1.15	1.65	(c)	0.58	(c)
Net assets, end of period (000)	$75,083	$57,260	$15,407		$6,858

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

METROPOLITAN SERIES FUND, INC.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

Statement of Additional Information (SAI)

The Fund’s SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund’s annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.’s Investment Company Act file number is 811-3618.